SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION



                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-12

                            Z-TEL TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

i              Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

ii             Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

iii            Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

            --------------------------------------------------------------------

iv             Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

5)                Total fee paid:

            --------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.         Amount Previously Paid:
       ---------------------------------------------
2.         Form, Schedule or Registration Statement No.:
       ---------------------------------------------
3.         Filing Party:
       ---------------------------------------------
4.         Date Filed:
       ---------------------------------------------

                            Z-TEL TECHNOLOGIES, INC.
                  601 South Harbour Island Boulevard, Suite 220
                              Tampa, Florida 33602
                                                                 April __, 2000

TO OUR STOCKHOLDERS:

         You are cordially invited to attend our 2000 Annual Meeting of Stockholders, which will be held at the Wyndham Harbour Island Hotel, Tampa, Florida 33602 on Tuesday, May 30, 2000 at 1:00 p.m., local time.

         We believe that the Wyndham Harbour Island Hotel in Tampa will be an excellent venue for our first Annual Meeting of Stockholders since we became a publicly-traded company. I look forward to this opportunity to let you become better acquainted with our company, our directors and officers, our achievements and our exciting plans for the future.

         Please read these materials so that you'll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card. That way, your shares will be voted as you direct even if you can't attend the meeting.

                                               D. GREGORY SMITH



                                               Chief Executive Officer and
                                               Chairman of the Board

                            Z-TEL TECHNOLOGIES, INC.
                  601 South Harbour Island Boulevard, Suite 220
                              Tampa, Florida 33602

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 30, 2000

To the Stockholders of
Z-TEL TECHNOLOGIES, INC.:

    TIME               1:00 p.m., Local Time, on Tuesday, May 30, 2000

    PLACE              Wyndham Harbour Island Hotel, Tampa, Florida 33602

    ITEMS
     OF BUSINESS    1. To approve an amendment to the company's Certificate of
                       Incorporation to provide for a classified Board of Directors;

                    2. To approve the company's 2000 Equity Participation Plan;

                    3. To elect directors; and

                    4. To transact such other business as may properly come
                       before the meeting or any adjournments or postponements thereof.

   RECORD DATE      You can vote if you were a stockholder of record on April
                    11, 2000.

   ANNUAL REPORT    Our 2000 Annual Report to Stockholders, which is not a part of this proxy  statement, is enclosed.

   PROXY VOTING     It is important that your shares be represented and voted at the Annual Meeting. Please vote by dating, signing and mailing the enclosed proxy card promptly in the enclosed postage paid pre-addressed envelope. If you should be present at the meeting and desire to vote in person, you may withdraw your proxy.

                                       By Order of the Board of Directors,

                                       JOHN M. HUTCHENS, Chief Financial
                                       Officer

April __, 2000

                            Z-TEL TECHNOLOGIES, INC.
                  601 South Harbour Island Boulevard, Suite 220
                              Tampa, Florida 33602

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 30, 2000


To the Stockholders of                                            April __, 2000
Z-Tel Technologies, Inc.

         These proxy materials are delivered in connection with the solicitation by the Board of Directors of Z-Tel Technologies, Inc. ("Z-Tel," the "company," "we," or "us"), a Delaware corporation, of proxies to be voted at our 2000 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

         You are invited to attend our Annual Meeting of Stockholders on May 30, 2000, beginning at 1:00 p.m., local time. The Annual Meeting will be held at the Wyndham Harbour Island Hotel, Tampa, Florida 33602. Stockholders will be admitted beginning at 12:30 p.m.

         It is important that your proxy be returned promptly to avoid unnecessary expense to the company. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares of stock you own, please date, sign and return the enclosed proxy promptly.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE MEETING?

         At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including 1) the Second Amendment to our Certificate of Incorporation to provide for a classified board of directors, 2) the approval of our 2000 Equity Participation Plan; and 3) the election of directors. In addition, our management will report on our performance during 1999 and respond to questions from stockholders.

WHEN ARE THESE MATERIALS BEING MAILED?

         This Proxy Statement, form of proxy and voting instructions are being mailed starting on approximately April 24, 2000.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, April 11, 2000, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting (or any adjournment or postponement thereof) the shares of common stock that they held on the record date. As of that date, there were 31,938,798 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting. Shares of common stock, par value $.01 per share (the "Common Stock"), are the only outstanding voting securities of the company.

WHAT CONSTITUTES A QUORUM?

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote on the record date will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting, but will not be counted for any other purpose. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions as to that item from the beneficial owner.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to our transfer agent, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may vote at the Annual Meeting either by delivering your completed proxy card in person or by voting instead by ballot. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

         No, you must vote by completing and returning the enclosed proxy card in the enclosed postage page pre-addressed envelope, or by voting in person at the meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may revoke the proxy and you may change your vote at any time before the proxy is exercised by filing with the Secretary of Z-Tel either a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting the shares in person. No such notice of revocation or later dated proxy, however, will be effective until received by us at or prior to the Annual Meeting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof as indicated on the proxy card. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

IF I SUBMIT A PROXY, HOW WILL MY SHARES BE VOTED?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         The Board's recommendations are set forth, together with the description of each item, in this proxy statement. In summary, The Board recommends a vote:

                  FOR approval of the amendment to the company's Certificate of Incorporation to provide for a classified board of directors (see page __);

                  FOR approval of the adoption of the company's 2000 Equity Participation Plan (see page __); and

                  FOR election of the nominees for director positions (see page ____).


         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the date this proxy statement went to press, we did not know of any other matter to be raised at the Annual Meeting.


WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION. The affirmative vote of a majority of the shares of outstanding Common Stock of the company entitled to vote is required for approval of the Second Amendment to the Certificate of Incorporation. A properly executed proxy marked "ABSTAIN" with respect to the Second Amendment will not be voted, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

         OTHER ITEMS. For each other item, the item will be approved if a majority of the votes cast on the matter are affirmative. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

HOW WILL VOTES BE COUNTED?

         All votes will be tabulated by employees of American Stock Transfer & Trust Company, our transfer agent for the Common Stock, whose representatives will serve as one or more of the inspectors of election. Although abstentions and broker non-votes are each included in the determination of the number of shares present, they are not counted on any matters brought before the meeting.

WHO IS PAYING FOR THE PREPARATION AND MAILING OF THE PROXY MATERIALS AND HOW WILL SOLICITATIONS BE MADE?

         We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, mail, electronic transmission, facsimile transmission or telegram. The company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to stockholders and the company will reimburse such institutions for their out-of-pocket expenses.

               PROPOSAL NO. 1 - APPROVAL OF THE SECOND CERTIFICATE
                    OF AMENDMENT TO OUR AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

         The Board of Directors has unanimously approved and recommended for stockholder approval the Second Amendment to our Amended and Restated Certificate of Incorporation, the text of which is set forth in Exhibit A to this Proxy Statement (the "Second Amendment"), to create a classified Board of Directors and make certain related changes. Under Delaware law, the amendment would become effective upon stockholder approval and upon filing the Second Amendment with the Secretary of State of the State of Delaware. The background, reasons and effects of the proposal are set forth below, followed by a more detailed description of the proposal and how it would operate.

THE PROPOSAL

         We believe that Z-Tel may be vulnerable to certain tactics - such as the accumulation of substantial voting blocks of our stock as a prelude to an attempt to gain control of the company or to effect significant corporate restructuring, a proxy fight and other similar devices - which have become relatively more common in recent years. For the reasons discussed below, the Board of Directors believes that such tactics can be highly disruptive to the operation of a company and can result in dissimilar and unfair treatment of a company's stockholders. This proposal is being submitted to help protect Z-Tel from these kinds of tactics, but not in response to any pending or threatened attempt to acquire control of Z-Tel. Rather, the proposal is being submitted in order to help ensure that the company is adequately prepared for any such activities that might arise in the future.

         The Second Amendment provides that, at the 2000 Annual Meeting, our Board of Directors will be divided into three classes (denominated Class I, Class II and Class III), which shall be as nearly equal in number as possible. The directors in each class will hold office following their initial classification for terms of one year, two years and three years, respectively. Thus, the term of office of the Class I Directors will expire at the year 2001 Annual Meeting of Stockholders, the term of office of the Class II Directors will expire at the year 2002 Annual Meeting of Stockholders, and the term of office of the Class III Directors will expire at the year 2003 Annual Meeting of Stockholders. Thereafter, the successors to each class of directors shall be elected for three-year terms. If this proposal is not approved by the stockholders, the directors will be elected to serve for a term of one year and until their successors are elected and qualified.

         Under Delaware law, a director of a corporation with a classified board of directors may be removed by the stockholders only "for cause" unless the corporation's certificate of incorporation provides otherwise (ours does not). The Second Amendment would also provide that directors may be removed during their terms only "for cause," and only by affirmative vote of at least 80 percent in voting power of all shares of the corporation entitled to vote generally in the election of directors, voting as a single class. In this context, the term "for cause" is not defined by statute.

         Under the Second Amendment, the number of directors may be fixed or changed by the Board of Directors. If the number of directors is changed, any increase or decrease shall be apportioned among each class so as to keep the number of directors in each class as nearly equal as possible. No decrease in the number of directors may shorten the term of any incumbent.

         The Second Amendment also provides that if a vacancy occurs during the term of any director, including any vacancy occurring because of the Board of Directors' creation of an additional director position or positions, the majority of the remaining directors then in office will fill the vacancy, and the director so appointed will hold office until the next election of the class to which he or she was appointed.

         If the Second Amendment is approved, because only one of the three classes of a classified Board of Directors will be elected annually, at least two annual stockholders' meetings, instead of one, will be required to effect a change in control of the Board of Directors through the normal election processes. The Second Amendment and related changes would require a person seeking to acquire control of Z-Tel to wait up to two years to obtain control of the Board of Directors, even though that person has acquired ownership of a majority or controlling minority interest in the company.

         The Second Amendment and related changes, of course, would affect all stockholders, not just those seeking to acquire control of the company, in the following ways: (1) because at least two annual meetings will be required to change majority control on the Board of Directors, the Second Amendment would tend to perpetuate present management and (2) the Second Amendment may tend to discourage accumulations of large blocks of stock by reducing the control effect of such blocks, thus reducing temporary fluctuations in market price that could be caused by such accumulations.


         ADVANTAGES OF PROPOSAL. Classification of the Board of Directors will promote continuity and stability in the company's management and policies since a majority of the company's directors at any given time will have prior experience with the company. The Board of Directors further believes that such continuity and stability will facilitate long-range planning and will have a beneficial effect on employee loyalty and customer confidence. Currently, the entire Board of Directors must stand for election each year. Accordingly, it is possible that all or a majority of the current directors could be replaced at any given Annual Meeting. If this proposal is approved, the Board of Directors will be divided into three classes effective with the 2000 Annual Meeting, only one of which will stand for election at each Annual Meeting thereafter.

         The Second Amendment is also intended to encourage persons seeking to acquire control of Z-Tel to initiate such an acquisition through arm's length negotiations with our Board of Directors. If the Board of Directors is presented with a proposal from a third party that has acquired a substantial block of our Common Stock, the directors will be able to evaluate the proposal and study alternative proposals without the imminent threat of removal. This will help ensure that the best price is obtained in any acquisition transaction that may ultimately be consummated.


         DISADVANTAGES OF PROPOSAL. Adoption of the Second Amendment may have the effect of delaying, deferring or preventing a change of control that some or even a majority of our stockholders believe to be in their best interest, and may make removal of management more difficult even if such removal would be beneficial to stockholders generally.

         The provisions for electing only one out of three classes of the Board of Directors each year, rather than the entire Board of Directors, will be applicable to every annual election of directors, and not just to any election occurring after a change in control of Z-Tel. A classified Board of Directors could delay stockholders who do not like the policies of the Board of Directors from removing a majority of the Board of Directors for up to two years.

         Not all takeovers or changes in control of the Board of Directors that are proposed and effected without prior consultation and negotiation with the incumbent Board of Directors are necessarily detrimental to the company and its stockholders. However, the Board of Directors believes that the benefits of enhanced board continuity and protection of Z-Tel's ability to negotiate with the proponent of an unfriendly or unsolicited proposal outweigh the disadvantages associated with the Second Amendment.

RELATIONSHIP OF THE SECOND AMENDMENT TO CERTAIN PROVISIONS OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS

         The Certificate of Incorporation authorizes the issuance of up to 150,000,000 shares of Common Stock, not all of which have been issued or reserved for issuance. This authorized and available Common Stock could (within the limits imposed by applicable law and the rules of the Nasdaq National Market) be issued by the company and used to discourage a change in control of the company. For example, the company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the bylaws or certain provisions of the Certificate of Incorporation would not receive the required vote.

         The Certificate of Incorporation also authorizes the issuance of up to 50,000,000 shares of Preferred Stock, in one or more series, approximately 40,000,000 shares of which are currently available for future issuance. The Board of Directors is authorized, without any further action by the stockholders, to determine the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, liquidation preferences, sinking fund terms and other rights, preferences, privileges and restrictions of any series and the designation thereof. The Board of Directors may, without stockholder approval, issue Preferred Stock with rights and privileges which could, among other things, have the effect of delaying, deferring or preventing a change in control of the company. The company has no present plans to issue any shares of Preferred Stock.

         In addition, the bylaws of the company do not permit stockholders of the company to call a special meeting of stockholders.

         The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for approval of the Second Amendment to provide for a classified Board of Directors. The persons named in the enclosed form of proxy intend, unless otherwise directed, to vote such proxy "FOR" the Second Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SECOND AMENDMENT, WHICH IS PROPOSAL NO. 1 ON YOUR PROXY CARD.

                                PROPOSAL NO. 2 -
                 APPROVAL OF THE 2000 EQUITY PARTICIPATION PLAN

BACKGROUND

         In April 2000, the Board of Directors adopted The 2000 Equity Participation Plan of Z-Tel Technologies, Inc. (the "2000 Plan"). The purpose of the 2000 Plan is to enable Z-Tel to continue to effectively attract and retain executive officers, other key employees, directors, and consultants. The Board of Directors determined that the number of shares available for grant to such persons under The 1998 Equity Participation Plan was insufficient for the future needs of the company, and that the 2000 Plan would offer the company additional flexibility in the use of incentive compensation.

SUMMARY OF THE PLAN

         Under the 2000 Plan, incentive stock options, nonqualified stock options, restricted stock, performance awards, dividend equivalents, stock payments, deferred stock, stock appreciation rights, or any combination thereof (collectively, the "Awards") may be granted to eligible individuals. The 2000 Plan is to be administered by the Compensation Committee of the Board of Directors, except with respect to certain matters as to which only the entire Board of Directors may act. See "Election of Directors" for information regarding the Compensation Committee, its responsibilities and its members.

         The Compensation Committee may grant Awards to any person who is an employee or consultant of Z-Tel or any of its subsidiaries, including any officer, on the date of a grant of such Award. Z-Tel currently has approximately 1,400 employees who would be eligible for grants under the 2000 Plan. The Board of Directors may grant Awards to non-employee directors, of which there are currently four persons eligible for awards under the 2000 Plan. Awards are to be made primarily to officers, other key employees, and non-employee directors of Z-Tel. Any individual who has been granted an Award (a "Participant") is bound by the terms of the plan as well as the terms and conditions of the specific agreement issued in connection with the grant of the Award. We will not receive any consideration for the granting of any Awards under the 2000 Plan other than the services rendered to us by the employee or director.

         The aggregate number of shares of Common Stock which may be issued upon exercise of Awards under the 2000 Plan is 2,000,000, plus an annual increase to be added on the first day of the company's fiscal year beginning in 2001 equal to the lesser of (i) 3,000,000 shares, (ii) 6% of the outstanding shares of Common Stock on such date, or (iii) a lesser amount determined by the Board of Directors. Subject to certain limitations, the Board of Directors may amend the 2000 Plan (or suspend or discontinue it) without stockholder approval. However, no amendment may adversely affect any then outstanding Award.

PLAN BENEFITS TABLE

         The following table sets forth information regarding the number and value of Awards to be granted under the 2000 Plan.

                                NEW PLAN BENEFITS

                                              The 2000 Equity Participation Plan
                                              ----------------------------------
                                                                     Number
Name and Position                              Dollar Value        Of Units
-----------------                              ------------        --------
D. Gregory Smith                                   (1)                (1)
President, Chief Executive Officer and
Chairman  of the Board

Russell T. Alba*                                    *                  *
Senior Vice President - Business
Development and Chief Legal Officer

James A. Kitchen                                   (1)                (1)
Senior Vice President - Chief Architect

J. Bryan Bunting                                   (1)                (1)
Senior Vice President - Engineering and
Technical Support

Charles W. McDonough                               (1)                (1)
Senior Vice President - Chief Technology
Officer

David J. Malfara, Sr.                              (1)                (1)
President, Z-Tel Network Services, Inc.

Executive Group (2)                                (1)                (1)

Non-Executive Director Group                       (1)                (1)

Non-Executive Officer Employee Group               (1)                (1)
                          ----------------------------

* Not eligible for participation. Effective September 1999, Mr. Alba was no longer employed by us.

(1) The nature, timing and amounts of any future awards and the benefits thereof are generally not known and cannot be determined at this time, because such awards are within the discretion of the Compensation Committee or the Board of Directors. However, during the term of the 2000 Plan, option grants to independent directors (non-executive directors) will occur automatically, in the amount of 1,100 options upon the director's initial appointment to the Board of Directors, and 1,100 options each year thereafter during the director's continued service.

(2) Consists of thirteen executive officers, including the five listed above, but does not include Russell T. Alba.

TYPES OF AWARDS UNDER THE 2000 PLAN

         Set forth below is a summary of the principal kinds of Awards that can be granted under the 2000 Plan and the expected usual terms of such Awards. However, the Compensation Committee generally has broad discretion to grant Awards on terms other than as described below, subject only to any limitations under the 2000 Plan or under applicable law.


         STOCK OPTIONS. Generally, options to purchase shares of our Common Stock may become exercisable at any time. However, options granted to independent directors will expire ten years after the date of grant, and incentive stock options will not be exercisable more than ten years after the date of grant (or five years after the date of grant if the recipient of the option owns more than ten percent of the voting power of the stock of the company on the date of grant). Options granted to executive officers and directors may not be exercisable until at least six months after the date of grant. Subject to limitations set forth in the 2000 Plan, the vesting of options is determined at the time of grant in the discretion of the Compensation Committee, except that options which are automatically granted to independent directors will become exercisable in equal annual installments on each of the first, second, third, and fourth anniversaries of the date of grant. If an individual's affiliation with us as an employee, officer, consultant, or director is terminated during the term of an option granted to that individual, the vesting of that option will cease. The Committee may in its own discretion accelerate the period during which an option vests.

         Generally, an individual may not transfer any option granted under the 2000 Plan, although, in some circumstances after the individual's death, the individual's personal representative may exercise the option.

         For federal income tax purposes, a stock option may be classified as either an incentive stock option ("ISO") or a non-qualified stock option ("NSO"), as further described below. The Compensation Committee (or the Board of Directors in the case of grants to independent directors) may determine whether options granted under the 2000 Plan will be ISOs or NSOs. No stock option issued under the 2000 Plan may be treated for tax purposes as an ISO unless the 2000 Plan is approved by the stockholders at the Annual Meeting.

         The exercise price of each option will generally be set by the Committee. The exercise price of any ISO may not be less than the fair market value of our Common Stock on the date of grant, but the option price of certain NSOs may be less than the fair market value of our Common Stock on the date of grant. The exercise price of any option automatically granted to an independent director shall equal the fair market value of our Common Stock on the date of grant. On April ____, 2000, the last sale price of our Common Stock on the Nasdaq National Market System was $_______.

         STOCK PAYMENTS, RESTRICTED STOCK, AND DEFERRED STOCK. Shares of Common Stock which are not Restricted Stock may be awarded ("Stock Payments"). "Restricted Stock" and "Deferred Stock" are shares of Common Stock awarded subject to the fulfillment of certain performance or other conditions. When the conditions are fulfilled, the shares are delivered free and clear of all restrictions.

         PERFORMANCE AWARDS. A Performance Award entitles the recipient, upon achievement of a time or price/time goal or a performance goal established by the Committee (or the Board of Directors in the case of an award to an independent director), to receive cash and/or shares of Common Stock based on the market value, book value, net profits, or other measure of the value of our Common Stock on a specified date or over a period of time. Performance Awards may also be valued by reference to the performance of a Z-Tel subsidiary or division, or to the performance of particular individuals.

         STOCK APPRECIATION RIGHTS. A Stock Appreciation Right ("SAR") award entitles the recipient, upon exercise, to receive either cash and/or shares of Common Stock based on the amount by which the market price of the Common Stock at the time of exercise exceeds the market price of the Common Stock when the SAR was awarded.

         DIVIDEND EQUIVALENTS. With respect to any Option, SAR, Deferred Stock, or Performance Award, participants may also be granted dividend equivalents based on any dividends declared on our Common Stock.


FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTION GRANTS

         Participants in the 2000 Plan generally have tax consequences associated with stock option grants. As indicated above, for federal income tax purposes, a stock option may be classified as either an ISO or NSO. Generally, no taxable income is recognized by the optionee at the time either an ISO or NSO is granted. On the date of exercise, (i) the holder of an NSO recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, but (ii) the holder of an ISO does not recognize income and the company does not receive a tax deduction, although the difference between the exercise price and the market price of the Common Stock may be subject to the alternative minimum tax. Upon disposition of the shares acquired, an optionee generally recognizes appreciation or depreciation on the shares as either short-term or long-term capital gain or loss depending on how long the shares have been held. There are holding period, exercise price and other requirements applicable to ISOs that do not apply to NSOs. ISOs cannot be granted under a stock option plan unless the plan is approved by our stockholders.

         Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation in excess of $1,000,000 paid to certain executive officers. The 2000 Plan has been designed such that, if the 2000 Plan is approved by the Company's stockholders, the plan should meet the requirements of Section 162(m), so that the compensation expense associated with Awards would be deductible for grants to executive officers.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2000 PLAN - ITEM 2 ON YOUR PROXY CARD. If the stockholders do not approve the 2000 Plan, the Compensation Committee and the Board of Directors will reconsider the adoption of the plan.

                                PROPOSAL NO. 3 -
                              ELECTION OF DIRECTORS

         At the Annual Meeting, five directors are to be elected. Presently, all directors are elected annually for one year terms. If Proposal No. 1 is adopted, then, to establish the classified terms contemplated by the Second Amendment, there will be elected at the Annual Meeting one Class I director to serve an initial one year term, two Class II directors to serve an initial two year term, and two Class III directors to serve an initial three year term (or, in all cases, until their successors have been elected and qualified). As the term of each director expires, his or her successor will be elected to a three year term. If Proposal No. 1 is not approved each director elected will serve a one year term as director until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified. The Board of Directors has nominated the following named persons to stand for election at the 2000 Annual Meeting of Stockholders.

         Each of the proposed nominees for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, one or more of the nominees shall be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

         The persons named in the enclosed form of proxy intend, unless otherwise directed, to vote such proxy "FOR" the election of the nominees listed below. The nominees that receive a plurality of the votes cast by the shares entitled to vote at the Annual Meeting shall be elected as the directors.


DIRECTORS STANDING FOR ELECTION

         The following discussion sets forth certain information with respect to the nominees.

         LAURENCE S. GRAFSTEIN (CLASS I), 39, has been a director of Z-Tel since October 1999. Mr. Grafstein is a co-founder of Gramercy Communications Partners, a private equity fund based in New York specializing in telecommunications investments. Previously, he was head of the global telecommunications practice at Credit Suisse First Boston. He is currently a member of the Executive Committee of the Wall Street Division of the United Jewish Appeal and a member of the boards of the Arts Connection and the Jerusalem Foundation. Mr. Grafstein received his B.A. from Harvard University, his M. Phil from Balliol College of Oxford University and an LL.B from the University of Toronto Law.

         EDUARD J. MAYER (CLASS II), 47, has been a director of Z-Tel since July 1998 and vice president--strategic alliances since July 1999. Mr. Mayer is the president of Acorn Ventures, Inc., a venture investment company. Mr. Mayer holds a Bachelor of Commerce from the University of Windsor and an M.B.A. from New York University.

         BUFORD H. ORTALE (CLASS II), 38, has been a director of Z-Tel since July 1998. Since 1996 Mr. Ortale has been the president of Sewanee Ventures, LLC, a private investment firm. From 1993 to 1996 Mr. Ortale was a director and then a managing director of NationsBanc Capital Markets Inc. He is a member of the board of directors of Digital Medical Systems. Mr. Ortale received his B.A. degree from The University of the South and a M.B.A. from Vanderbilt University.

         JEFFREY A. BOWDEN (CLASS III), 55, a founder of Z-Tel, has served as a director of Z-Tel since July 1998. Mr. Bowden is currently a director of the Boston Consulting Group. Mr. Bowden was vice president of Bell Atlantic Corporation from 1997 to 1998. Mr. Bowden was a vice president of The Nynex Corporation from 1994 to 1997 and vice president and a director of The Boston Consulting Group from 1988 to 1994. Mr. Bowden received his B.S. from the University of Michigan and his M.B.A. from the Harvard Graduate School of Business.

         D. GREGORY SMITH (CLASS III), 40, a founder of Z-Tel, has served as chairman of the board and chief executive officer of Z-Tel since its inception. Mr. Smith was a director of Premiere Technologies, Inc. from 1991 to 1997, executive vice president from 1994 to 1997 and vice president from 1991 to 1994. From 1987 to 1991, Mr. Smith was a management and financial consultant with Olympus Telecommunications, Inc. and Olympus Partners, Inc., companies that he founded. Mr. Smith has also held positions with NationsBank of Florida, N.A. and Chase Bank of Florida. Mr. Smith received his B.S. in Commerce from the University of Virginia.


MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

         The Board of Directors held five formal meetings during 1999. In 1999, each incumbent Director other than Mr. Grafstein attended 100% of the total number of Board meetings. One Board meeting was held during 1999 while Mr. Grafstein was a director, which he was unable to attend. All other actions during the year were accomplished through unanimous written consents without a meeting.

         The Board of Directors has a standing Audit Committee and Compensation Committee, but does not have a Nominating Committee. The Board of Directors functions as a Nominating Committee, and the Board will consider written recommendations from stockholders for positions on the Board of Directors in accordance with the procedures set forth in the Amended and Restated Certificate of Incorporation of the Company. See "Stockholder Proposals for Presentation at the 2001 Annual Meeting" for further information.

         The current members of the Audit Committee are Jeffrey A. Bowden and Douglas Williamson. The Audit Committee had one formal meeting during 1999 apart from meetings of the full Board of Directors. The Audit Committee's principal responsibilities are to recommend annually a firm of independent certified public accountants to the Board of Directors, to review the annual audit of the Company's financial statements and to meet with the independent certified public accountants of the Company from time to time in order to review the Company's internal controls and financial management practices.

         The current members of the Compensation Committee are Buford H. Ortale and Douglas C. Williamson. The Compensation Committee did not formally meet during 1999 apart from meetings of the full Board of Directors. The principal responsibilities of the Compensation Committee to date have been to serve as the committee responsible for administering the 1998 Equity Participation Plan, a function which in practice has been assumed by the full Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY - ITEM 3 ON YOUR PROXY CARD.

                          COMPENSATION COMMITTEE REPORT

TO:  THE BOARD OF DIRECTORS

OVERVIEW AND PHILOSOPHY; ROLE OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors (the "Compensation Committee") was originally formed in late 1998 and is currently composed of two members, Mr. Ortale and Mr. Williamson, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and an "outside director" under Section 162(m) of the Internal Revenue Code. The principal responsibilities of the Compensation Committee to date have been to serve as the committee responsible for administering the 1998 Equity Participation Plan, a function which in practice has been assumed by the full Board of Directors. It is expected that in the future the Compensation Committee will play a more active role in Z-Tel's compensation and benefits philosophy, and, in addition, will approve and monitor our executive compensation and benefits programs, executive employment agreements, and The 2000 Equity Participation Plan.

         The primary objectives of the Compensation Committee are to assure that our executive compensation and benefits program:

         o    is competitive with other growing companies in our industry,
         o    safeguards the interests of the company and its stockholders,
         o is effective in driving performance to achieve financial goals and create stockholder value,
         o    fosters teamwork on the part of management,
         o is cost-effective and fair to employees, management, and stockholders, and
         o    is well communicated and understood by program participants.

         Z-Tel's executive compensation policies are designed to attract, motivate, and retain highly qualified executive officers who can enhance stockholder value, and to support a performance-oriented environment that rewards achievement of our planned financial goals. To that end, we compensate our executive officers through two principal types of compensation: annual base salary and equity-based incentive compensation, which to date has consisted primarily of stock options. Our philosophy with respect to executive officer compensation is to establish relatively low base salaries and to place substantial emphasis on equity-based incentive compensation, which is viewed by the company as very effective at correlating executive officer compensation with corporate performance and increases in stockholder value.

1998 EQUITY PARTICIPATION PLAN

         Equity-based incentive compensation to date has been awarded by the company under The 1998 Equity Participation Plan of Z-Tel Technologies, Inc. (the "1998 Plan"), the principal purpose of which was to attract, retain and motivate selected officers, employees, consultants and directors through the granting of stock-based compensation awards. The 1998 Plan provides for non-qualified and incentive stock options. A total of 8,250,000 shares of common stock are reserved for issuance under the Equity Plan, ________________ of which are currently subject to outstanding awards. Awards under the plan were generally made at no less than fair market value. The maximum number of shares which may be subject to awards granted under the 1998 Plan to any individual in any calendar year cannot exceed 550,000. If the 2000 Plan is approved by the stockholders at the 2000 Annual Meeting of Stockholders, it is intended to serve the same purpose in our company's compensation structure as the 1998 Plan.

         The Compensation Committee is authorized to administer grants under the 1998 Plan to employees and consultants, while the full Board administers the Equity Plan with respect to options granted to independent directors. To date, in practice, the full Board has administered both aspects of the 1998 Plan.

         The 1998 Plan provides that the Compensation Committee has the authority to select the employees and consultants to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of the awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 1998 Plan with respect to employees or consultants.

         The 1998 Plan also provides that at certain times our independent directors will automatically be granted options to purchase shares of our common stock. All options granted to our independent directors will have an exercise price per share equal to the fair market value per share of our common stock as of the date of grant. Each individual who was an independent director at the time of the initial public offering of our common stock was granted an option to purchase 1,100 shares of our common stock at the time of the initial public offering and will be granted an option to purchase an additional 1,100 shares of our common stock at each annual meeting of our stockholders at which he or she is reelected to our Board of Directors. Independent directors who are initially elected to our Board of Directors in the future will be granted an option to purchase 1,100 shares of our common stock at on the date of such initial election and will be granted an option to purchase an additional 1,100 shares of our common stock at each annual meeting of our stockholders after the initial public offering at which he or she is reelected to our Board of Directors. The 2000 Plan contains a similar provision, and also permits discretionary grants of options to independent directors.

         The Compensation Committee (and the Board) is authorized to adopt, amend and rescind rules relating to the administration of the 1998 Plan, and to amend, suspend and terminate the 1998 Plan. We have attempted to structure the 1998 Plan so that remuneration attributable to stock options and other awards will not be subject to the deduction limitation contained in Section 162(m) of the Internal Revenue Code.

1999 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

         The general policies described above for the compensation of the executive officers also applies to the compensation approved by the Board of Directors during 1999 for Mr. Smith, our President, Chairman of the Board and Chief Executive Officer. Mr. Smith received a base salary of $162,000 during 1999, and was granted a total of 1,100 options to purchase Common Stock at an exercise price of $3.64 per share. Those options expire in August of 2004. Mr. Smith has an employment agreement with the company, the initial term of which expires in July 2001. The agreement provides for (i) automatic renewal for subsequent one year terms (subject to nonrenewal by either party 90 days prior to the end of the term), (ii) a bonus or other incentive compensation in an amount to be determined by the Compensation Committee, (iii) the payment of his base salary and benefits for the term of the agreement in the event of termination without cause, and (iv) in the event of a change in control of Z-Tel, the payment of 2.9 times his base salary and any incentive or bonus paid in the prior year if certain specified events occur within three years of the occurrence of a change of control. Under the agreement, Mr. Smith has also agreed to certain to noncompetition and nonsolicitation covenants.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

         The Compensation Committee has reviewed the applicability of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which disallows a tax deduction for compensation to an executive officer when the included compensation exceeds $1 million per year. No executive officer of the company exceeded this threshold in 1999 and the Compensation Committee does not anticipate that any executive officer of the company will exceed this threshold during 2000. The Compensation Committee intends to periodically review the potential consequences of Section 162(m) and, depending upon the risk of applicability of this provision to us, may elect to structure the performance-based portion of its executive officer compensation in a manner so as to comply with certain exemptions provided for in Section 162(m).

         This report has been provided by the Compensation Committee.

                                              COMPENSATION COMMITTEE:

                                                    Buford H. Ortale
                                                    Douglas C. Williamson

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total return on Z-Tel's Common Stock with the cumulative total return of the companies in the Nasdaq Composite Index and the Nasdaq Telecommunications Index. Cumulative total return shown in the Performance Graph is measured assuming an initial investment of $100 on December 15, 1999, the date of Z-Tel's initial public offering, and assuming the reinvestment of dividends.

COMPARISON OF CUMULATIVE TOTAL RETURN


                                 [GRAPH OMITTED]

                                                                   Nasdaq
                   Z-Tel             Nasdaq-US               Telecommunications
Date               Index               Index                       Index
----               -----               -----                       -----
12/14/99           100.00              100.00                      100.00
12/16/99           208.09              104.62                      100.81
12/20/99           249.26              106.32                      102.11
12/22/99           209.56              110.41                      105.26
12/27/99           212.50              111.82                      107.07
12/29/99           244.12              113.87                      107.87
12/31/99           237.50              114.36                      109.19

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

NON-DIRECTOR EXECUTIVE OFFICERS

The following sets forth certain information regarding our non-director executive officers as of April ____, 2000.

Name                                         Age                                 Position
----                                         ---                                 --------
David J. Malfara, Sr.                         45      President, Z-Tel Network Services, Inc.
John M. Hutchens                              52      Senior Vice President--Chief Financial Officer
Charles W. McDonough                          48      Senior Vice President--Chief Technology Officer
J. Bryan Bunting                              53      Senior Vice President--Engineering and Technical Support
James A. Kitchen                              40      Senior Vice President--Chief Architect
N. Dumas Garrett                              39      Senior Vice President--Business Development
Mark H. Johnson                               43      Secretary and Treasurer
Jeffrey H. Kupor                              31      General Counsel
Andrew L. Graham                              42      Chief Legal Officer
Robert A. Curtis                              32      Senior Vice President--Strategic Planning
Doug W. Jackson                               34      Vice President--Marketing


         David J. Malfara, Sr. has served as president of Z-Tel Network Services, Inc. since February 1999. Mr. Malfara has over twenty-four years of telecommunications experience. He founded and sold Pace Long Distance Service and Pace Network Services. He has previously served as vice president of engineering at National Computer Corporation, as technical advisor/telecommunications at Honeywell Information Systems and as senior engineer at GTE Telenet.

         John M. Hutchens has served as senior vice president--chief financial officer since September 1999. From 1982 through 1999 he was an employee and then a partner at Arthur Andersen LLP. Mr. Hutchens received a B.S. in Accountancy from the University of Illinois, and a Masters of Health Administration from the Ohio State University. Mr. Hutchens is a Certified Public Accountant licensed in Florida.

         Charles W. McDonough has served as senior vice president--chief technology officer since August 1998. From 1975 through 1998, he was an employee and then a partner at Andersen Consulting LLP. Mr. McDonough received a B.A. in Industrial Engineering and a M.S. in Industrial Administration from Carnegie Mellon University.

         J. Bryan Bunting has served as senior vice president-engineering and technical services since January 1999. Mr. Bunting served as senior vice president--Z-Tel Business Networks from August l998 to January 1999. From 1968 through 1998, he was an officer of NationsBank, serving most recently as senior vice president of direct banking. Mr. Bunting attended Old Dominion University.

         James A. Kitchen, a founder of Z-Tel, has served as senior vice president--chief architect of Z-Tel since January 1999. He served as vice president, engineering from January 1998 to December 1998 and was a chief architect and developer of Premiere Communications, Inc. from 1992 to 1997. Mr. Kitchen received his B.S. in Engineering from Georgia Institute of Technology.

         N. Dumas Garrett has served as senior vice president--business development of Z-Tel since December

1999. From 1987 through 1999, he was an officer of Stephens, Inc., serving most recently as managing director and senior vice president and head of the technology and telecomunications group. Mr. Garrett has a B.S. in Industrial Engineering from the University of Arkansas and an M.B.A. from the University of Virginia.

         Mark H. Johnson has served as secretary and treasurer of Z-Tel since August 1999. From May 1998 until his arrival at Z-Tel, Mr. Johnson was an employee of Olympus Management, a venture firm. From November 1991 until May 1998, Mr. Johnson was a credit policy executive of First Union National Bank. Mr. Johnson holds a B.A. from the University of Virginia.

         Jeffrey H. Kupor has served as General Counsel of Z-Tel since November 1999. From September 1993 until January 1998, Mr. Kupor was an attorney with the Houston office of Fulbright & Jaworski LLP, specializing in complex commercial and securities litigation. From January 1998 until November 1999 Mr. Kupor was a Staff Attorney and later Counsel at AIM Management Group, Inc., an investment adviser to a group of registered investment companies, where his responsibilities included securities registration, corporate and fund litigation, and labor and employment-related legal issues. Mr. Kupor has a B.S. in Economics from the University of Pennsylvania and a J.D. from the Boalt Hall School of Law at the University of California at Berkeley.

         Andrew L. Graham has served as chief legal officer of Z-Tel since September 1999. He has practiced corporate and tax law in Tampa, Florida since 1988, most recently with the firm of Cass & Graham. He earned his Bachelor's in accounting from Florida State University and his law degree, with honors, from the University of Florida College of law in 1987 and went on to earn a Master of Laws in Taxation there in 1988.

         Robert A. Curtis has served as senior vice president--strategic planning since July 1999. From May 1998 to June 1999, Mr. Curtis was vice president--business development and legal affairs at Z-Tel. From September 1995 to April 1998, Mr. Curtis was an attorney at the Houston office of Fulbright & Jaworski LLP, where he specialized in antitrust and complex federal litigation. Mr. Curtis graduated from the Duke University School of Law in 1995. Mr. Curtis received his B.A. in Philosophy from Trinity University and his Doctor of Philosophy (D. Phil) from the University of Oxford (England).

         Doug W. Jackson has served as vice president--marketing of Z-Tel since June 1999. From 1996 through 1999 he held the position of senior brand manager for the Coca-Cola Company and prior to that from 1992 to 1996 he was an associate product manager for Kraft General Foods Corp. Mr. Jackson received his B.A. from University of Virginia and his M.B.A. from University of Michigan.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         All Section 16(a) filing requirements have been complied with since our initial public offering on December 15, 1999, except that for each of the following directors and officers, one form was not timely filed relating to the indicated number of transactions: Messrs. Bowden, Ortale, Grafstein, and Williamson, one transaction; Mr. Garrett, two transactions and his initial report upon becoming a Section 16(a) reporting person. In addition, the initial beneficial ownership report of Mr. Curtis did not accurately reflect the character of certain of his holdings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table provides summary information concerning compensation paid or accrued by us to, or on behalf of, our "Named Executive Officers," which are (1) our Chief Executive Officer, (2) our four most highly compensated executive officers serving as executive officers at December 31, 1999 and (3) one additional individual who was an executive officer during 1999 but was not serving in that capacity on December 31, 1999. The aggregate amount of perquisites and other personal benefits, securities or property received by each of the Named Executive Officers was less than either $50,000 or 10% of the total annual salary and bonus reported for that Named Executive Officer:


                                                          Annual Compensation           Long Term Compensation
                                                          -------------------           ----------------------
                                                                                                Awards
                                                                                                ------
                                                                                      Shares           All Other
                                                          Salary        Bonus       Underlying        Compensation
Name and Principal Position                                ($)           ($)          Options             ($)
---------------------------                                ---           ---          -------             ---

D. Gregory Smith                                       162,000           ---           1,100               --
     President, Chief Executive Officer and
     Chairman
Russell T. Alba (1)                                    131,625           ---            --               40,500
     Senior Vice President--Business
     Development and Chief Legal Officer
James A. Kitchen                                       162,000           ---          27,500               --
     Senior Vice President - Chief Architect
J. Bryan Bunting                                       162,000           ---          27,500               --
     Senior Vice President--Engineering and
     Technical Services
Charles W. McDonough                                   162,000           ---          27,500               --
     Senior Vice President-Chief Technology Officer
David J. Malfara, Sr.                                  137,500           ---          357,500          12,000 (2)
     President--Z-Tel Network Services, Inc.

--------
(1)Effective September 1999, Mr. Alba was no longer employed by us. "All Other Compensation" for Mr. Alba reflects amounts paid to him pursuant to a severance agreement.
(2) Represents compensation for consulting services provided by Malfara Associates, an assumed name of Mr. Malfara.

OPTION GRANTS DURING LAST FISCAL YEAR

         The following table contains information concerning the stock option grants made to each of the Named Executive Officers during the fiscal year ended December 31, 1999, subject to the following:

         Under our 1998 Equity Participation Plan, stock options are generally granted as of the employee's start date. The options generally vest over a three year period commencing on the start date and expire ten years thereafter (unless the employee at the time of grant owned more than 10% of the total combined voting power of all classes of stock, in which case they expire over five years).

         The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. We cannot be certain that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants. The potential realizable value is calculated by assuming that the fair market value of the common stock as determined by the Board of Directors on the date of grant of the options appreciates at the indicated rate of the entire term of the option and that the option is exercised at the exercise price and sold on the last day at the appreciated price.

                                INDIVIDUAL GRANTS
                                                                                                       POTENTIAL REALIZABLE
                                                                                                          VALUE AT ASSUMED
                                                                                                      ANNUAL RATES OF STOCK
                          NUMBER OF SHARES     % OF TOTAL          WEIGHTED                                    PRICE
                             OF COMMON           OPTIONS            AVERAGE                          APPRECIATION FOR OPTION
                               STOCK            GRANTED TO         EXERCISE                                   TERM
                             UNDERLYING        EMPLOYEES IN          PRICE       EXPIRATION                   ----
         NAME              OPTIONS GRANTED         1999             ($/SH)          DATE            (5%) ($)        10% ($)
         ----              ---------------    -----------------     ------          ----            --------        -------
D. Gregory Smith                1,100                <1%             3.64         08/01/04            1,106           2,444

*Russell T. Alba                 --                  --               --             --                  --              --

James A. Kitchen               27,500                <1%             5.45         10/09/09           94,256         238,862

J. Bryan Bunting               27,500                <1%             5.45         10/09/09           94,256         238,862

Charles W. McDonough           27,500                <1%             5.45         10/09/09           94,256         238,862

David J. Malfara, Sr.          40,700                <1%             3.64         01/26/09           93,169         236,110
                               103,400               3%              3.64         02/01/09          236,701         599,846
                               185,900               5%              3.64         07/26/09          425,558       1,078,447
                               27,500                <1%             5.45         10/09/09           94,256         238,862

--------
* Effective September 1999, Mr. Alba was no longer employed by us.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE TABLE

          The following table shows information concerning stock option exercises during 1999 and stock option values as of the year ending December 31, 1999 by each of the Named Executive Officers. The value of unexercised in-the-money options is determined by subtracting the exercise price from the fair market value of the common stock based on $40.375, the closing price of Z-Tel common stock as of December 31, 1999, multiplied by the number of shares underlying the options.

                                                        NUMBER OF SECURITIES              VALUE OF UNEXERCISED IN-THE-
                           SHARES                      UNDERLYING UNEXERCISED            MONEY OPTIONS AT FISCAL YEAR-
                          ACQUIRED                  OPTIONS AT FISCAL YEAR-END (#)                  END ($)
                             ON           VALUE
                          EXERCISE       REALIZED
        NAME                 (#)           ($)       EXERCISABLE      UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
------------------------ ------------ ------------ --------------- ------------------ ---------------- ------------------
D. Gregory Smith              -            -          336,111           214,989         12,347,042        $7,897,617
*Russell T. Alba              -            -          129,800             --             4,768,203                 0
James A. Kitchen              -            -          351,389           226,111         12,908,271         8,256,416
J. Bryan Bunting           10,000       133,600       119,861           172,639          4,403,098         6,292,115
Charles W. McDonough      197,490     3,008,951             0           270,010                  0        10,323,557
David J. Malfara, Sr.         -            -                0           357,500                  0        13,082,988


 --------
* Effective September 1999, Mr. Alba was no longer employed by us.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors consisted of Messrs. Ortale and Williamson during the year ended December 31, 1999, both of whom are non-employee directors. The compensation committee is responsible for all decisions concerning executive officer compensation, including decisions regarding grants of incentive stock options.


DIRECTOR COMPENSATION

         Directors do not currently receive any cash compensation for services rendered to Z-Tel in their capacities as directors. Pursuant to the terms of The 1998 Equity Participation Plan of Z-Tel Technologies, Inc., each outside director who served as such as of the date of Z-Tel's initial public offering received options to purchase 1,100 shares of Z-Tel's common stock, and will receive options to purchase an additional 1,100 shares of Z-Tel's common stock on the date of each annual meeting of shareholders following such initial public offering.

EMPLOYMENT AGREEMENTS

     We have entered into the following employment agreements:

                                                                Annual
                                                                ------
           Officer                          Term                Salary                      Position
           -------                          ----                ------                      --------

D. Gregory Smith                July 1998 - July 2001         $162,000     President,  Chief  Executive  Officer  and
                                                                           Chairman
Charles W. McDonough            August 1998 - August 2001     $162,000     Senior Vice  President - Chief  Technology
                                                                           Officer
J. Bryan Bunting                August 1998 - August 2001     $162,000     Senior Vice  President - Engineering  and
                                                                           Technical Services
James A. Kitchen                July 1998 - July 2001         $162,000     Senior Vice President - Chief Architect


         The employment agreements with Messrs. Smith, McDonough, Bunting and Kitchen also provide for:

o automatic renewal for subsequent one year terms unless either party elects not to renew prior to 90 days from the end of the then current term of the agreement;

o a bonus or other incentive compensation in an amount to be determined by our compensation committee;

o the payment of his base salary and any other benefits to which he would have been entitled for the term of the agreement if he is terminated without cause (as defined in the agreements);

o generally, if a change of control occurs, the payment of two and nine-tenths (2.9) times his base salary and any incentive or bonus paid in the prior year if, within three years of the occurrence of a change of control, specified events occur;

o    his obligation to keep our nonpublic information confidential; and

o his obligation not to compete with us in the United States and not to solicit our employees.

SEVERANCE AGREEMENT

         We and Mr. Russell T. Alba are parties to an agreement, dated September 3, 1999, where we, among other things, agreed to pay a total severance amount of $324,000, which amount is payable monthly for a period of two years, provide health benefits and provide for the extension of the exercise period of stock options for Mr. Alba. Mr. Alba and we also provided each other with a mutual release of any prior legal claims.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PURCHASES OF COMMON STOCK

         On January 15, 1998, Rob Curtis purchased 110,000 shares of our common stock for a purchase price of $125,000. Mr. Curtis' note to us in the principal amount of $93,750, bears interest at a rate of 8% per annum, matures on December 31, 2001 and is secured by a pledge of his common stock. The largest amount of indebtedness under the note during 1999 was $93,750, and the outstanding balance as of April 13, 2000 was $0.

         In agreements dated September 1, 1998, each of D. Gregory Smith, James
A. Kitchen, Charles W. McDonough and J. Bryan Bunting, together referred to as the officer investors, purchased, in the aggregate, 9,570,000 shares of our common stock for an aggregate purchase price of $10.88 million. In connection with the purchase of these shares, we loaned: (1) $750,000 to Mr. Smith for the purchase price of 660,000 of his shares, (2) $750,000 to Mr. Kitchen for the purchase price of 660,000 of his shares; (3) $468,750 to Mr. McDonough for the purchase price of 550,000 of his shares and (4) $187,500 to Mr. Bunting for the purchase price of 220,000 of his shares. These loans, which bear interest at an 8% annual rate and mature on December 31, 2001, are secured by a pledge to us of the common stock. The largest amount of indebtedness under the notes during 1999 was $750,000; $750,000; $468,750; and $187,500, respectively and the outstanding note balances as of April 13, 2000 were $0; $500,000; $468,750 and $187,500, respectively.

         These agreements permit Messrs. Smith and Kitchen, first, and us, second, to purchase from the officer investors a portion of their shares in the event of a termination (as defined in the agreements) of the officer's employment with us. This purchase option must be exercised within 30 days after the termination of the respective officer's employment with us. In addition, the purchase option lapses automatically if we are involved in a corporate transaction (as defined in the agreements).

         After March 1, 2000, the officer investors have a right, subject to quantity limitations we determine, or determined by underwriters, if applicable, to request that we register their common stock that is no longer subject to the purchase option.

         On September 1, 1999, Mr. Smith purchased an additional 85,800 shares of our common stock for $97,500 as a result of his exercise of his purchase option to buy shares from an individual who left the company. Mr. Smith paid for this purchase with a note under which the largest amount of indebtedness during 1999 was $97,500. The principal balance of the note on April 13, 2000 was $0, and was on substantially the same terms as Mr. Smith's other note to the company.


PURCHASE OF SERIES B PREFERRED STOCK

         On September 22, 1999, we sold an additional 2,964,500 shares of Series B Preferred Stock for an aggregate consideration of approximately $10 million. Included in that offering were 148,519 shares purchased for $3.37 per share by Fulmead Ventures Limited, which is beneficially owned by a trust of which Eduard
J. Mayer is a beneficiary, and 148,267 shares purchased for $3.37 per share by Buford H. Ortale.

PURCHASE OF SERIES C PREFERRED STOCK

         On October 8, 1999, Gramercy Z-Tel L.P. purchased 3,074,280 shares of Series C Preferred Stock for a purchase price of $15 million.

STOCK PURCHASE AGREEMENT AND STOCKHOLDERS' AGREEMENT

         REGISTRATION RIGHTS. The terms of the Series A Preferred Stock and Series C Preferred Stock provide that the holders of common stock issued upon conversion of, or as a dividend on, Series A Preferred Stock or Series C Preferred Stock, as the case may be, may require us to register that common stock under the Securities Act beginning no earlier than 180 days after the effective date of a registration statement for an initial public offering of our common stock. Holders of common stock issued upon conversion of, or as a dividend on, Series A Preferred Stock and Series C Preferred Stock also have the right to cause us to register that common stock on Form S-3 when it becomes available to us if they propose to register securities having a value of at least $10 million. We will bear all registration expenses incurred in connection with the first three of these demands for registration. In addition, if we propose to register securities under the Securities Act, other than registrations on Form S-4 or Form S-8, then, the holders of common stock issued upon conversion of, or as a dividend on, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock have a right, subject to quantity limitations determined by underwriters if the offering involves an underwriting, to request that we register such holders' common stock. If holders of common stock issued upon conversion of, or as a dividend on, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock participate in that registration, holders of common stock issued upon conversion of, or as a dividend on, Series A Preferred Stock and Series C Preferred Stock will have priority over all other holders of common stock (other than Z-Tel).

TRANSACTIONS WITH OLYMPUS MANAGEMENT GROUP, INC.

         Since January 1, 2000, Z-Tel Communications, Inc., one of our wholly owned subsidiaries, has sub-sub leased, on a month-to-month basis, two pieces of real property from Olympus Management Group, Inc., an entity of which Mr. Smith is a 100% shareholder. The rental obligation under these sub-sub leases is $6,800 per month. The sub-sub leases are terminable by either party at any time.

                               SECURITY OWNERSHIP

         The following table sets forth, as of April ______, 2000 (unless otherwise stated), the number of shares of our common stock beneficially owned by:

o each person who we know to be a beneficial owner of 5% or more of our outstanding common stock;

o    each of our directors;

o    each of our Named Executive Officers; and

o    all executive officers and directors as a group.

                                                                           AMOUNT AND
                                                                            NATURE OF
                                                                           BENEFICIAL      PERCENT OF CLASS
BENEFICIAL OWNER                                                            OWNERSHIP            (1)
----------------                                                            ---------
D.  Gregory  Smith (2)(3) . . . . . . . . . . . . . . . . . . . . . .         7,743,022         23.90
Carol Jane  Smith  (2)(3) . . . . . . . . . . . . . . . . . . . . . .         7,743,022         23.90
G/CJ Investments,  L.P. (3) . . . . . . . . . . . . . . . . . . . . .         5,500,000         17.18
Russell T. Alba  (2)(4) . . . . . . . . . . . . . . . . . . . . . . .           425,425          1.32
David J. Malfara,  Sr. (2)(5) . . . . . . . . . . . . . . . . . . . .            60,042           *
James A.  Kitchen  (2)(6) . . . . . . . . . . . . . . . . . . . . . .         1,803,278          5.56
Charles W.  McDonough  (2)(7) . . . . . . . . . . . . . . . . . . . .           806,667          2.52
J. Bryan  Bunting  (2)(8) . . . . . . . . . . . . . . . . . . . . . .           380,417          1.18
Eduard J. Mayer  (2)(9) . . . . . . . . . . . . . . . . . . . . . . .               -0-           *
Buford H. Ortale  (2)(10) . . . . . . . . . . . . . . . . . . . . . .         1,829,061          5.71
Douglas C. Williamson  (2)(11). . . . . . . . . . . . . . . . . . . .               -0-           *
Jeffrey  Bowden (2)(12) . . . . . . . . . . . . . . . . . . . . . . .           339,167          1.05
Laurence S.  Grafstein (13) . . . . . . . . . . . . . . . . . . . . .               -0-           *
Fulmead  Ventures  Limited (14) . . . . . . . . . . . . . . . . . . .         2,348,520          7.34
BA Capital  Company,  L.P. (15) . . . . . . . . . . . . . . . . . . .         1,780,325          5.56
Gramercy  Z-Tel,  L.P. (16) . . . . . . . . . . . . . . . . . . . . .         3,074,280          9.61

All directors and officers as a group (18 persons)                           13,559,079         40.57

--------
* Less than 1%.

     (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the aggregate number of shares beneficially owned by the individual stockholders and groups of stockholders described above and the percentage ownership of such individuals and groups, shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of this report are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of the other stockholders or groups of stockholders.

     (2) The address for each of Messrs. Smith, Alba, Malfara, Kitchen, McDonough, Bunting, Mayer, Ortale, Williamson and Bowden and Mrs. Smith is c/o Z-Tel Technologies, Inc., 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602.

     (3) D. Gregory Smith and Carol Jane Smith are husband and wife. The number of shares shown for D. Gregory Smith and for Carol Jane Smith each includes all of the shares held by G/CJ Investments, L.P., a Delaware limited partnership. G/CJ Investments, Inc., a Delaware corporation established and controlled by Mr. and Mrs. Smith, is the sole general partner of G/CJ Investments, L.P. The share amount also includes 397,222 shares for Mr. Smith and Mrs. Smith which are deemed to be beneficially owned by them by virtue of certain stock options that are currently exercisable or become exercisable within 60 days. The address of G/CJ Investments, L.P. is 300 Delaware Avenue, Suite 900, Wilmington, DE 19801.

     (4) Includes 129,800 shares deemed to be beneficially owned by Mr. Alba by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days. Effective September 1999, Mr. Alba was no longer employed by us.

     (5) Includes 60,042 shares deemed to be beneficially owned by Mr. Malfara by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

     (6) Includes 427,778 shares deemed to be beneficially owned by Mr. Kitchen by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

     (7) Includes 59,177 shares deemed to be beneficially owned by Mr. McDonough by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

     (8) Includes 150,417 shares deemed to be beneficially owned by Mr. Bunting by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

     (9) Does not include 2,348,520 shares owned directly by Fulmead Ventures Limited, which is beneficially owned by The Mayer Trust. Mr. Mayer is a principal beneficiary of The Mayer Trust. Mr. Mayer disclaims beneficial ownership of these shares as he does not have voting or dispositive power with respect to these shares.

     (10) Includes 158,036 shares held by a general partnership with which Mr. Ortale is affiliated and 68,622 shares held by a trust of which Mr. Ortale is a trustee.

     (11) Excludes 1,780,325 shares owned by BA Capital Company, L.P., of which Mr. Williamson is a senior officer. Mr. Williamson disclaims beneficial ownership of the shares owned by BA Capital Company, L.P.

     (12) Includes 229,167 shares deemed to be beneficially owned by Mr. Bowden by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

     (13) Excludes 3,074,280 shares owned by Gramercy Z-Tel L.P., of which Mr. Grafstein is a senior officer. Mr. Grafstein disclaims beneficial ownership of the shares owned by Gramercy Z-Tel L.P.

     (14) This information is derived from a Schedule 13G dated February 4, 2000 filed jointly by The Mayer Trust, Eduard J. Mayer, Mutual Risk Management Ltd., Mutual Risk Management (Holdings) Limited, Hemisphere Trust (Jersey) Limited, Hemisphere Trustees Limited, Hemisphere Nominees Limited, Hemisphere Investments Limited, and Fulmead Ventures Limited. Each of these parties is shown to have shared voting and dispositive power with respect to all of the shares shown. Eduard J. Mayer disclaims beneficial ownership of the shares shown. The address of Fulmead Ventures Limited is Akara Bldg., 24 Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands.

     (15) This information is derived from a Schedule 13G dated February 14, 2000 filed jointly by BA Capital Company, L.P., BA SBIC Management, LLC, BA Equity Management, L.P., BA Equity Management GP, LLC, Walter W. Walker, Jr., and Bank of America Corporation. Each of these parties is shown to have sole voting and dispositive power with respect to all of the shares shown. The address of BA Capital Company, L.P., is 901 Main Street, 22nd Floor, Dallas, TX 75202-3714.

     (16) This information is derived from a Schedule 13G filed February 14, 2000 and dated February 2000 filed jointly by Gramercy Z-Tel L.P., Gramercy Z-Tel LLC and Communicapital Partners (Cayman), L.P. Each of these parties is shown to have shared voting and dispositive power with respect to all of the shares shown. The address of Gramercy Z-Tel L.P. is 712 Fifth Avenue, New York, NY 10019.


                                 OTHER BUSINESS

It is not expected that any other matters are likely to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP has been our independent certified public accountants since ____________________. PricewaterhouseCoopers LLP has been recommended by the Audit Committee and approved by the Board of Directors as our independent certified public accountants for the year ending December 31, 2000. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions by stockholders.


        STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2001 ANNUAL MEETING

         Stockholder proposals intended to be considered for inclusion in next year's Proxy Statement and form of proxy for presentation at the 2001 Annual Meeting of Stockholders must be submitted in writing and received by us on or before December ______, 2000. Address proposals to Z-Tel Technologies, Inc.,
Attention: Secretary, 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602. In addition, our bylaws provide that stockholder proposals intended to be presented at an Annual Meeting of Stockholders must be received by us not less than 60 nor more than 90 days before the date of the meeting (unless less than 70 days notice or disclosure of the date of the meeting is given to stockholders, in which case the proposal must be received by us no later than the close of business on the tenth day following the date on which notice was given or public disclosure was made). The specific requirements for submitting such proposals are set forth in our bylaws.






                                           By Order of the Board of Directors,






                                           JOHN M. HUTCHENS, Chief Financial
                                           Officer

Dated: April __, 2000

                                                                   APPENDIX A

                                                                   FORM OF PROXY


                            Z-TEL TECHNOLOGIES, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2000


         The undersigned, a stockholder of Z-Tel Technologies, Inc. ("Z-Tel"), hereby appoints D. Gregory Smith, John M. Hutchens, Mark H. Johnson, and Jeffrey
H. Kupor, and each of them, attorney and proxy of the undersigned, each with full powers of substitution, for and on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Z-Tel to be held at the Wyndham Harbour Island Hotel Tampa, Florida at 1:00 P.M., local time, on May 30, 2000, and any adjournments or postponements thereof (the "Annual Meeting"), and to vote at the Annual Meeting all the shares of Common Stock of Z-Tel that the undersigned is entitled to vote at the Annual Meeting, with the same effect as if the undersigned were personally present at the Annual Meeting, all as described in the Company's Proxy Statement dated April _____, 2000 relating to the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified on the reverse side:

         The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned. IF THE UNDERSIGNED DOES NOT SPECIFY A CHOICE, THE SHARES WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE SECOND AMENDMENT TO Z-TEL'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, FOR THE PROPOSAL TO APPROVE THE 2000 EQUITY PARTICIPATION PLAN, FOR THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES FOR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                                    APPENDIX B

                                                                    2000 PLAN




                       THE 2000 EQUITY PARTICIPATION PLAN
                                       OF
                            Z-TEL TECHNOLOGIES, INC.,
                            EFFECTIVE APRIL 10, 2000

         Z-Tel Technologies, Inc., a Delaware corporation, has adopted The 2000 Equity Participation Plan of Z-Tel Technologies, Inc. (the "Plan"), effective April 10, 2000, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of Employees (as such term is defined below), Independent Directors (as such term is defined below) and consultants and one exclusively for the benefit of Independent Directors.

         The purposes of this Plan are as follows:

         (1) To provide an additional incentive for directors, Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.
                                   DEFINITIONS

SECTION 1.1       GENERAL.

         Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

SECTION 1.2       AWARD LIMIT.

         "Award Limit" shall mean 550,000 shares of Common Stock.

SECTION 1.3       BOARD OR BOARD OR DIRECTORS.

         "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

SECTION 1.4       CHANGE IN CONTROL.

         "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

                  (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or;

                  (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

SECTION 1.5       CODE.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.6       COMMITTEE.

        "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 9.1.

SECTION 1.7       COMMON STOCK.

        "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

SECTION 1.8.      COMPANY.

        "Company" shall mean Z-Tel Technologies, Inc., a Delaware corporation.

SECTION 1.9.      CORPORATE TRANSACTION.

        "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

                  (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

                  (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to subsection (a), above; or

                  (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

SECTION 1.10.     DEFERRED STOCK.

        "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

SECTION 1.11.     DIRECTOR.

        "Director" shall mean a member of the Board.

SECTION 1.12.     DIVIDEND EQUIVALENT.

        "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under
Article VII of this Plan.

SECTION 1.13.     EMPLOYEE.

        "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation that is a Subsidiary.

SECTION 1.14.     EXCHANGE ACT.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.15.     FAIR MARKET VALUE.

        "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

SECTION 1.16.     GRANTEE.

        "Grantee" shall mean an Employee, Independent Director or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

SECTION 1.17.     INCENTIVE STOCK OPTION.

        "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.18.     INDEPENDENT DIRECTOR.

        "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

SECTION 1.19.     NON-QUALIFIED STOCK OPTION.

        "Non-Qualified Stock Option" shall mean an Option that is not designated as an Incentive Stock Option by the Committee.

SECTION 1.20.     OPTION.

        "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

SECTION 1.21.     OPTIONEE.

        "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

SECTION 1.22.     PERFORMANCE AWARD.

        "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

SECTION 1.23.     PLAN.

        "Plan" shall mean The 2000 Equity Participation Plan of Z-Tel Technologies, Inc.

SECTION 1.24.      RESTRICTED STOCK.

        "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

SECTION 1.25.     RESTRICTED STOCKHOLDER.

        "Restricted Stockholder" shall mean an Employee, Independent Director or consultant granted an award of Restricted Stock under Article VI of this Plan.

SECTION 1.26.     RULE 16B-3.

        "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

SECTION 1.27.     SECTION 162(M) PARTICIPANT.

        "Section 162(m) Participant" shall mean any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

SECTION 1.28.     STOCK APPRECIATION RIGHT.

         "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

SECTION 1.29.     STOCK PAYMENT.

        "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee, Independent Director or consultant in cash, awarded under Article VII of this Plan.

SECTION 1.30.     SUBSIDIARY.

        "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.31.     TERMINATION OF CONSULTANCY.

        "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

SECTION 1.32.     TERMINATION OF DIRECTORSHIP.

        "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

SECTION 1.33.     TERMINATION OF EMPLOYMENT.

        "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; PROVIDED, HOWEVER, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

SECTION 2.1.      SHARES SUBJECT TO PLAN.

                  (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall be Two Million (2,000,000) plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of (i) Three Million (3,000,000) shares of the Company's Common Stock, (ii) 6% of the outstanding shares on such date, or (iii) a lesser amount determined by the Board. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.
                  (b) The maximum number of shares which may be subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

SECTION 2.2.      ADD-BACK OF OPTIONS AND OTHER RIGHTS.

        If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

SECTION 3.1.      ELIGIBILITY.

        Any Employee, Independent Director or consultant selected by the Committee(or the Board, in the case of Options granted to Independent Directors) pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. In addition, each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

SECTION 3.2.      DISQUALIFICATION FOR STOCK OWNERSHIP.

        No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

SECTION 3.3.      QUALIFICATION OF INCENTIVE STOCK OPTIONS.

        No Incentive Stock Option shall be granted to any person who is not an Employee.

SECTION 3.4.      GRANTING OF OPTIONS.

                  (a) The Committee (or the Board, in the case of Options granted to Independent Directors) shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

                           (i) Determine which Employees are Employees and
                  select from among the Employees, Independent Directors or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                           (ii) Subject to the Award Limit, determine the number
                  of shares to be subject to such Options granted to the selected Employees, Independent Directors or consultants;

                           (iii) Subject to Section 3.3, determine whether such
                  Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                           (iv) Determine the terms and conditions of such
                  Options, consistent with this Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                  (b) Upon the selection of an Employee, Independent Director or consultant to be granted an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee, Independent Director or consultant that the Employee, Independent Director or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee (or the Board, in the case of Options granted to Independent Directors) deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

                  (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                  (d) In addition to the discretionary Options provided for by this Article III, during the term of the Plan, a person who is initially elected to the Board and who is an Independent Director at the time of such initial election automatically shall be granted (i) an Option to purchase Eleven Hundred (1,100) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election and (ii) an Option to purchase Eleven Hundred (1,100) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial election if the Independent Director is reelected to the Board at such meeting or is continuing as a member of the Board; provided, however, that, no such grant to an Independent Director shall be made on the date of an annual meeting pursuant to the preceding clause (ii) if a grant is made to such Independent Director on such date pursuant to the corresponding provision of The 1998 Equity Participation Plan Of Z-Tel Technologies, Inc. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence. All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                   ARTICLE IV.
                                TERMS OF OPTIONS

SECTION 4.1.      OPTION AGREEMENT.

        Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

SECTION 4.2.      OPTION PRICE.

        The price per share of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors pursuant to Section 3.4(d), such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; PROVIDED, HOWEVER, that the price of each share subject to each Option granted to Independent Directors on the date of the initial public offering of Common Stock shall equal the initial public offering price (net of underwriting discounts and commissions) per share of Common Stock.

SECTION 4.3.      OPTION TERM.

         The term of an Option shall be set by the Committee in its discretion; PROVIDED, HOWEVER, that, (i) in the case of Options granted to Independent Directors pursuant to Section 3.4(d), the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of

Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

SECTION 4.4.      OPTION VESTING.

                  (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and PROVIDED, FURTHER, that Options granted to Independent Directors pursuant to Section 3.4(d) shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 10.3(b). At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director pursuant to Section 3.4(d)) vests.

                  (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees, Independent Directors or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by
        Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

SECTION 4.5.      CONSIDERATION.

        In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent

Director, until the next annual meeting of stockholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

SECTION 5.1.      PARTIAL EXERCISE.

        An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

SECTION 5.2.      MANNER OF EXERCISE.

        All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                  (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

                  (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                  (c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                  (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a

         Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii),
         (iv), (v) and (vi). To the extent permitted by applicable law and regulations, the Board and/or the Committee may, in their respective discretions, approve an arrangement with a brokerage firm under which such brokerage firm, on behalf of the person electing to exercise the Options, pays to the Company the full purchase price of the shares of Common Stock being purchased together with an amount equal to any taxes which the Company is required to withhold in connection with the exercise of the Option and the Company, pursuant to an irrevocable notice from such person, delivers the shares of Common Stock being purchased to such brokerage firm. In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

SECTION 5.3.      CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES.

        The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its sole discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

SECTION 5.4.      RIGHTS AS STOCKHOLDERS.

        The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.5.      OWNERSHIP AND TRANSFER RESTRICTIONS.

        The Committee (or Board, in the case of Options granted to Independent Directors), in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

SECTION 5.6.      LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT
                  DIRECTORS.

        No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                  (a) The expiration of twelve (12) months from the date of the Optionee's death;

                  (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

                  (c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

                  (d) The expiration of ten years from the date the Option was granted.

                                   ARTICLE VI.
                            AWARD OF RESTRICTED STOCK

SECTION 6.1.      AWARD OF RESTRICTED STOCK.

                  (a) The Committee (or the Board, in the case of awards to Independent Directors) may from time to time, in its sole discretion:

                           (i) Select from among the Employees, Independent
                  Directors or consultants (including Employees, Independent Directors or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

                           (ii) Determine the purchase price, if any, and other
                  terms and conditions applicable to such Restricted Stock, consistent with this Plan.

                  (b) The Committee (or the Board, in the case of awards to Independent Directors) shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                  (c) Upon the selection of an Employee, Independent Director or consultant to be awarded Restricted Stock, the Committee (or the Board, in the case of awards to Independent Directors) shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

SECTION 6.2.      RESTRICTED STOCK AGREEMENT.

        Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee, Independent Director or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of awards to Independent Directors) shall determine, consistent with this Plan.

SECTION 6.3.      CONSIDERATION.

        As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, as Director of or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee (or the Board, in the case of awards to Independent Directors) following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, as a Director of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

SECTION 6.4.      RIGHTS AS STOCKHOLDERS.

        Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee (or the Board, in the case of awards to Independent Directors), all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Committee (or the Board, in the case of awards to Independent Directors), any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

SECTION 6.5.      RESTRICTION.

        All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee (or the Board, in the case of awards to Independent Directors) shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and PROVIDED, FURTHER, that by action taken after the Restricted Stock is issued, the Committee (or the Board, in the case of awards to Independent Directors) may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee (or the Board, in the case of awards to Independent Directors), if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

SECTION 6.6.      REPURCHASE OF RESTRICTED STOCK.

        The Committee (or the Board, in the case of awards to Independent Directors) shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Directorship or a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; PROVIDED, HOWEVER, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

SECTION 6.7.      ESCROW.

        The Secretary of the Company or such other escrow holder as the Committee (or the Board, in the case of awards to Independent Directors) may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

SECTION 6.8.      LEGEND.

        In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee (or the Board, in the case of awards to Independent Directors) shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII.
                    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS
                         DEFERRED STOCK, STOCK PAYMENTS

SECTION 7.1.      PERFORMANCE AWARDS.

        Any Employee, Independent Director or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee (or the Board, in the case of grants to Independent Directors), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board, in the case of grants to Independent Directors), or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee (or the Board, in the case of grants to Independent Directors). In addition to valuing such Performance Awards upon the value of Common Stock, the value of such Performance Awards may also be linked to the performance criteria of the Company's Subsidiaries or divisions, or to the performance of particular individuals. In making such determinations, the Committee (or the Board, in the case of grants to Independent Directors) shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee, Independent Director or consultant.

SECTION 7.2.      DIVIDEND EQUIVALENTS.

        Any Employee, Independent Director or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee (or the Board, in the case of grants to Independent Directors). Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee (or the Board, in the case of grants to Independent Directors). With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

SECTION 7.3.      STOCK PAYMENTS.

        Any Employee, Independent Director or consultant selected by the Committee (or the Board, in the case of grants to Independent Directors) may receive Stock Payments in the manner determined from time to time by the Committee (or the Board, in the case of grants to Independent Directors). The number of shares shall be determined by the Committee (or the Board, in the case of grants to Independent Directors) and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee (or the Board, in the case of grants to Independent Directors), determined on the date such Stock Payment is made or on any date thereafter

SECTION 7.4.      DEFERRED STOCK.

        Any Employee, Independent Director or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee (or the Board, in the case of grants to Independent Directors). The number of shares of Deferred Stock shall be determined by the Committee (or the Board, in the case of grants to Independent Directors) and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee (or the Board, in the case of grants to Independent Directors), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board, in the case of grants to Independent Directors). Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee (or the Board, in the case of grants to Independent Directors). Unless otherwise provided by the Committee (or the Board, in the case of grants to Independent Directors), a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

SECTION 7.5. PERFORMANCE AWARD AGREEMENT, DIVIDEND EQUIVALENT AGREEMENT, DEFERRED STOCK AGREEMENT, STOCK PAYMENT AGREEMENT.

        Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

SECTION 7.6.      TERM.

        The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee (or the Board, in the case of grants to Independent Directors) in its discretion.

SECTION 7.7.      EXERCISE UPON TERMINATION OF EMPLOYMENT.

        A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee, Independent Director or consultant; provided that the Committee (or the Board, in the case of grants to Independent Directors) may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

SECTION 7.8.      PAYMENT ON EXERCISE.

        Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee (or the Board, in the case of grants to Independent Directors). To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

SECTION 7.9.      CONSIDERATION.

        In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a Director or consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

SECTION 7.10.     PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

                  (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in
        Article VII to a Section 162(m) Participant that vest or become exercisable upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets and (vii) cost reductions or savings.

                  (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in
        Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the
        Code), the Committee shall, in writing, (i) designate one or more
        Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

                                  ARTICLE VIII.
                            STOCK APPRECIATION RIGHTS

SECTION 8.1.      GRANT OF STOCK APPRECIATION RIGHTS.

        A Stock Appreciation Right may be granted to any Employee, Independent Director or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option,
(ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee (or the Board, in the case of grants to Independent Directors) shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee (or the Board, in the case of grants to Independent Directors), in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee (or the Board, in the case of grants to Independent Directors) may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee, Independent Director or consultant that the Employee, Independent Director or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance

Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee (or the Board, in the case of grants to Independent Directors) deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

SECTION 8.2.      COUPLED STOCK APPRECIATION RIGHTS

                  (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

                  (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                  (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

SECTION 8.3.      INDEPENDENT STOCK APPRECIATION RIGHTS.

                  (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee (or the Board, in the case of grants to Independent Directors). An ISAR shall be exercisable in such installments as the Committee (or the Board, in the case of grants to Independent Directors) may determine. An ISAR shall cover such number of shares of Common Stock as the Committee (or the Board, in the case of grants to Independent Directors) may determine; provided, however, that unless the Committee (or the Board, in the case of grants to Independent Directors) otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee (or the Board, in the case of grants to Independent Directors). An ISAR is exercisable only while the Grantee is an Employee, Independent Director or consultant; provided that the Committee (or the Board, in the case of grants to Independent Directors) may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

                  (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee (or the Board, in the case of grants to Independent Directors) may impose.

SECTION 8.4.      PAYMENT AND LIMITATIONS ON EXERCISE.

                  (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee (or the Board, in the case of grants to Independent Directors). To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

                  (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee (or the Board, in the case of grants to Independent Directors).

SECTION 8.5.      CONSIDERATION.

        In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, as a Director of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee (or the Board, in the case of grants to Independent Directors) following grant of the Restricted Stock). Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, as a Director or a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE IX
                                 ADMINISTRATION

SECTION 9.1.      COMPENSATION COMMITTEE.

        To the extent the Board of Directors determines it to be desirable for certain awards granted under the Plan to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this
Plan) solely of two or more Independent Directors within the meaning of Section 162(m) of the Code with respect to such awards. To the extent the Board of Directors determines it to be desirable to qualify transactions under the Plan as exempt under Rule 16b-3, the transactions comtempleted hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3. Other than as provided above, the Plan shall be administered by (i) the Board, or (ii) a Committee appointed by the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

SECTION 9.2.      DUTIES AND POWERS OF COMMITTEE.

        It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to grants to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of
Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. The Committee shall have the explicit power to construe and interpret the terms of the Plan and any awards granted pursuant to the Plan.

SECTION 9.3.      MAJORITY RULE; UNANIMOUS WRITTEN CONSENT.

        The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

SECTION 9.4.      COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS.

        Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X.
                            MISCELLANEOUS PROVISIONS

SECTION 10.1.     NOT TRANSFERABLE.

        Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

        During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

SECTION 10.2.     AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN.

        Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                  (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

SECTION 10.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

                  (a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of grants to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of grants to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee (or the Board, in the case of grants to Independent Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of grants to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

                           (i) the number and kind of shares of Common Stock (or
                  other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                           (ii) the number and kind of shares of Common Stock
                  (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

                           (iii) the grant or exercise price with respect to any
                  Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

                  (b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any Corporate Transaction or other transaction or event described in
         Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of grants to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of grants to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                           (i) In its sole discretion, and on such terms and
                  conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the Optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of grants to Independent Directors) in its sole discretion;

                           (ii) In its sole discretion, the Committee (or the
                  Board, in the case of
                  grants to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                           (iii) In its sole discretion, and on such terms and
                  conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

                           (iv) In its sole discretion, and on such terms and
                  conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                           (v) In its sole discretion, and on such terms and
                  conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

                           (vi) In its sole discretion, and on such terms and
                  conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section
                  6.5 after such event.

                           (vii) None of the foregoing discretionary actions
                  taken under this Section 10.3(b) shall be permitted with respect to grants to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in
                  Section 10.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 10.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

                  (c) Notwithstanding Sections 10.3(a) and 10.3(b), in the event of any Corporate Transaction, each outstanding Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, Stock Payment, Restricted Stock, or Deferred Stock award shall, immediately prior to the effective date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent: (i) such right is, in connection with the Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Plan Administrator at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  (d) Subject to Section 10.3(d) and 10.8, the Committee (or the Board, in the case of grants to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

                  (e) With respect to Options, Stock Appreciation Rights and performance or incentive awards described in Article VII which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under
         Section 162(m)(4)(C), no adjustment or action described in this Section
         10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate
         Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of grants to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

SECTION 10.4.     APPROVAL OF PLAN BY STOCKHOLDERS.

         This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

SECTION 10.5.     TAX WITHHOLDING.

         The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of grants to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

SECTION 10.6.     LOANS.

         The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

SECTION 10.7.     FORFEITURE PROVISIONS.

         Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of grants to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or
(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable). In this regard, unless the terms of an Option or other award made under the Plan provides otherwise, in the event of an award recipient's Termination of Employment, Termination of Consultancy or Termination of Directorship, and within eighteen (18) months after the date thereof accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such award recipient to return, or (if not received) to forfeit, to the Company the economic value of any award under the Plan that is realized or obtained (measured at the date of exercise, vesting or payment) by such recipient (i) at any time after the date which is six months prior to the date of such recipient's Termination of Employment, Termination of Consultancy or Termination of Directorship, or (ii) during such other period as the Committee (or the Board, in the case of grants to Independent Directors) may determine.

SECTION 10.8. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION.

         Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right or performance or incentive award described in Article VII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

SECTION 10.9.     EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS.

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

SECTION 10.10.      COMPLIANCE WITH LAWS.

         This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 10.11.      TITLES.

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

SECTION 10.12.      GOVERNING LAW.

         This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                    * * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Z-Tel Technologies, Inc. effective April 10, 2000.

Executed this 10th day of April 2000.





                                           _____________________________________
                                           Mark H. Johnson, Secretary